UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of Earliest Event Reported): August 11, 2023

Aris Water Solutions, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-40955	87-1022110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9811 Katy Freeway, Suite 700
 Houston, Texas 77024
 (Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:
(281) 501-3070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value per share	ARIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 21, 2023, Aris Water Solutions, Inc. (the “Company”) announced the appointment of Dylan Van Brunt as Chief Operating Officer of the Company.  Mr. Van Brunt will serve as principal operating officer of the Company.

Mr. Van Brunt, who is 38, has served as the Executive Vice President, Operations and Planning of the Company since March 2023 and as Senior Vice President – Planning and Optimization since joining the Company in February 2021.  Before joining the Company, Mr. Van Brunt worked at Concho Resources Inc. as Asset Development Manager from May 2020 until February 2021, where he was responsible for planning, development and operations in the southern Midland Basin, and as Corporate Water Manager from May 2018 until April 2020, where he was responsible for the company’s full-cycle water strategy, commercial partnerships and sourcing operations.  Prior to May 2018, Mr. Van Brunt spent ten years at SM Energy Company where he held several roles including: Asset Development Manager – Permian Region, Regional Production & Facilities Engineering Manager, Regional Business Development Manager and Regional Completions Manager – South Texas & Gulf Coast Region.  Mr. Van Brunt graduated from Texas A&M University with a Bachelor of Science in Petroleum Engineering.

In connection with his appointment, the Company entered into an indemnification agreement with Mr. Van Brunt on August 20, 2023, which was based on the Company’s standard form of indemnification agreement and requires the Company, among other things, to indemnify each indemnitee to the fullest extent permitted by the Delaware General Corporation Law.  The foregoing description of the indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement, which is filed as Exhibit 10.13 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2023 and is incorporated herein by reference.

The Company also entered into a participation agreement under the Aris Water Solutions, Inc. Executive Change in Control Severance Plan (the “CIC Severance Plan”) with Mr. Van Brunt on August 20, 2023.  Based on the standard form that is attached as an exhibit to the CIC Severance Plan, the participation agreement generally provides that if the Company terminates Mr. Van Brunt’s employment without cause or upon his resignation for good reason during the 90 days prior to or 12-month period following a change in control (as such term is defined in the CIC Severance Plan), then Mr. Van Brunt is eligible to receive a lump sum severance payment equal to two and half times the sum of his base salary and target annual bonus as well as other severance payments, benefits and rights under the CIC Severance Plan that are materially consistent with the standard form of participation agreement and CIC Severance Plan previously filed with the SEC.  The foregoing description of the participation agreement and the CIC Severance Plan does not purport to be complete and is qualified in its entirety by reference to the CIC Severance Plan, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 13, 2022 and is incorporated herein by reference.

In addition, the Company entered into a participation agreement under the Aris Water Solutions, Inc. Executive Severance Plan (the “Severance Plan”) with Mr. Van Brunt on August 20, 2023.  Based on the standard form that is attached as an exhibit to the Severance Plan, the participation agreement generally provides that if the Company terminates Mr. Van Brunt’s employment without cause or upon his resignation for good reason at any time, then Mr. Van Brunt is eligible to receive severance in an amount equal to one and half times his annual base salary, which would be payable in future monthly installments, a lump sum payment equal to 100% of Mr. Van Brunt’s target annual bonus, as well as other severance payments, benefits and rights under the Severance Plan that are materially consistent with the standard form of participation agreement and Severance Plan previously filed with the SEC.  In the event Mr. Van Brunt’s employment is terminated by reason of death or disability, the participation agreement also provides that he (or his estate of beneficiary) is eligible to receive payments and other benefits that are materially consistent with the standard form of participation agreement and Severance Plan previously filed with the SEC.  The foregoing description of the participation agreement and the Severance Plan does not purport to be complete and is qualified in its entirety by reference to the Severance Plan, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 16, 2023 and is incorporated herein by reference.

Except as set forth above, the Company has not entered into any material contract, plan or arrangement with Mr. Van Brunt and has not made any grants or awards to Mr. Van Brunt in connection with his appointment. Mr. Van Brunt does not have any family relationships with any director, executive officer, or any person nominated to become a director or executive officer of the Company, and there are no arrangements or understandings between Mr. Van Brunt and any other person pursuant to which Mr. Van Brunt was appointed to serve as Chief Operating Officer.  Mr. Van Brunt has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On August 21, 2023, the Company issued a press release announcing the appointment of Mr. Van Brunt as the Company’s Chief Operating Officer and Nick Patterson as the Company’s Chief Commercial Officer, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release of Aris Water Solutions, Inc. dated August 21, 2023.
104	Cover Page Interactive Data File (formatted in Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2023

ARIS WATER SOLUTIONS, INC.

	By:	/s/ Adrian Milton
Name:	Adrian Milton
Title:	General Counsel, Chief Administrative Officer and Corporate Secretary